Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Event
10)	Subsequent Event

On January 23, 2013, the Company closed on a transaction contemplated by an Amended and Restated Share Exchange Agreement (the “Agreement”) with the Company's shareholders and InterCore, Inc., a corporation based in the United States (“ICOR”), pursuant to which the holders of 100% of the outstanding common shares of the Company's common stock transferred to ICOR all of such shares in exchange for 5,000,000 shares of ICOR's Series C Convertible Preferred Stock. All shares of ICOR's Series C Convertible Preferred Stock outstanding immediately after a pending reverse stock split of ICOR's common stock would be converted into 80% of ICOR's then outstanding common stock. Shares of ICOR's Series C Convertible Preferred Stock were also entitled to vote on an “as converted” basis on all matters to which the holders of ICOR’s Common Stock are entitled or required to vote.